February 17, 2002

Dear Fellow Shareholder:

We are pleased to submit our Annual Letter for the Diamond Hill Funds.1 As always, we appreciate the confidence that you have placed in us and we assure you that we are constantly guided by our fiduciary duties to you.

Our long-time shareholders know that we generally play down the importance of short-term performance. Over brief periods of time, stock prices often move sharply as the result of positive or negative emotions that surface in the market. We reject emotion as an effective investment tool and, therefore, we don't consider a single calendar year to be an adequate length of time by which to measure performance.

Nevertheless, because the purpose of this annual report is to present an account of our performance during the last 12 months, we take this opportunity to draw attention to the investment returns produced by our funds. More complete information is provided in the chart below and in the pages that follow, but we would like to underscore the following highlights:

o In 2001 all four of our funds outperformed the overall market, as represented by the S&P 500 Index. (The Large Cap Fund, which was opened on June 29, 2001, bettered the index during the fund's six-plus months of operation.)

o Each fund also surpassed every other benchmark we use to evaluate our performance. For example, the Focus Fund posted better returns than the Wilshire 5000 Index and the Russell 3000 Index; the Small Cap Fund distanced itself from the Wilshire 4500 Index and the Russell 2000 Index; and so forth.

o The Bank & Financial Fund (formerly The Banc Stock Group Fund) ranked third out of 105 funds in the category of Financial Sector Funds, according to Lipper Analytical Services.

We acknowledge that most investment managers are selected primarily on past performance, and we are pleased that we were able to provide shareholders with above-average returns in 2001. However, if roles were reversed, and we were selecting an investment manager, our two most important questions would be: (1) does the investment manager rate highly in terms of character and integrity? And
(2) is the investment manager able to articulate an investment philosophy that I can understand and that makes sense to me? To help you answer those questions, we encourage you to read our Mission Statement & Pledge, our Fundamental Principles and our definition of Intrinsic Value, beginning on page 15 of this report.

1 The fiscal year end of each of the Diamond Hill Funds was changed from the last day of February to December 31. While the financial statements will cover the period beginning March 1, 2001 and ending December 31, 2001, this Letter will address calendar year 2001.

                                   2001 REVIEW
                                   -----------

While 2001 was challenging for Americans in many ways, the Diamond Hill Funds were well-served by our investment discipline whereby we seek to concentrate our investments in the securities of the highest-quality, best-managed businesses which are available at prices significantly below their intrinsic value. A summary of the performance of the Diamond Hill Funds Class A shares follows:

--------------------------------------------------------------------------------
                                                       Total Return
                                               ---------------------------------
                                                         3 Years
                                                Year      Ending       Since
                           Date of   12/31/01  Ending    12/31/01    Inception
Symbol    Name            Inception    NAV    12/31/01 (Annualized) (Annualized)

DIAMX     Diamond Hill
          Focus Fund       6/30/00    $10.67    6.11%       NA           5.55%
DHSCX     Diamond Hill
          Small Cap Fund   12/29/00   $12.29   25.46%       NA          25.46%
DHLAX     Diamond Hill
          Large Cap Fund   6/29/01    $10.06     NA         NA           0.69%
BANCX     Diamond Hill
          Bank &
          Financial Fund   8/1/97     $14.25   23.91%      10.53%        9.97%
--------------------------------------------------------------------------------

The portfolio managers' reports throughout this Annual Report present a more detailed review of the performance and composition of each fund, but some general comments seem appropriate. The following table presents the average return for U.S. mutual fund categories as tracked by Lipper.

                -----------------------------------------------
                            CATEGORY AVERAGE 1-YEAR
                                RETURNS For 2001

                               Growth       Core        Value

                Large Cap      -22.94%     -13.77%       -6.68%

                Multi Cap      -26.06%     -10.89%       -1.78%

                Mid Cap        -21.17%      -3.63%       10.34%

                Small Cap      -10.79%       7.66%       16.39%

                Financial Services          -4.14%
                SOURCE: LIPPER
                -----------------------------------------------

Clearly, "value" funds registered superior returns relative to "growth" funds in 2001. In our opinion, this results from the continued unwinding of the absurd valuations of many stocks, particularly tech and telecom, which were primarily owned by growth funds. Indeed, in 1998 and 1999, the relative performances of these categories were nearly mirror images. While market historians have long tracked periods where either "growth" or "value" leads, the last several years in the U.S. stock market have been extreme in this dichotomy.

Analyzing the results of the Diamond Hill Funds and U.S. mutual funds in general might suggest that the smaller capitalization and the more value oriented the fund, the better the performance in 2001. The Diamond Hill Funds were oriented toward smaller capitalization stocks. In some cases, stocks we held in the various funds would also be considered "value" stocks. Undoubtedly, we benefited from this positioning. Yet it is important to understand our portfolios were so positioned not from any belief that "value" would outperform "growth." In fact, as discussed below, this is not how we look at investments. Rather, our Funds owned these stocks because bottom-up fundamental analysis led us to conclude that these were attractive opportunities.

We do not overemphasize one-year or even three-year results. In a short time frame, factors like "style", sector concentration, and cash levels might explain much of the performance (prices in the short run are driven by market psychology). It is only over longer periods that performance is largely determined by the underlying performance of the businesses we own and the prices we paid to own them. However, one statistic derived from the Lipper database encourages us. The ratio of the number of "growth" funds to "value" funds with three-year records was 1.5. The ratio for the number with one year records was
1.75. We think it is safe to assume the explanation for this: after seeing what was "working" in 1998 and 1999 or perhaps based on what was thought could be sold, many rushed to start "growth" funds. It appears to us to be another case of chasing performance. We are as convinced as ever in the soundness of our philosophy, and with so many market participants following investment fads not anchored to any fundamental principle, we are confident of our future results.

                                VALUE VS. GROWTH
                                ----------------

In the preface to the 1956 edition of his classic book THE ROAD TO SERFDOM, written specifically for an American audience, Friedrich Hayek clarifies his use of the word liberal in the book.2 Hayek explains that he uses liberal in the nineteenth-century sense, conveying the espousal of free markets and limited government. Hayek continues,

     "In current American usage it often means very nearly the opposite of this..."liberal" has come to mean the advocacy of almost every kind of government control. I am still puzzled why those in the United States who truly believe in liberty should not only have allowed the left to appropriate this almost indispensable term but should even have assisted by beginning to use it themselves as a term of opprobrium."

We point this out not to make any political statement, but because we believe a similar situation has occurred with the meaning of value investor. We consider ourselves value investors. In the classical Benjamin Graham sense, being a value investor means evaluating a stock as a part ownership in a business (with the stock worth the present value of a pro rata share in the future cash flows of that business), taking advantage of market fluctuations by buying when market prices reflect too much pessimism and selling when the market price reflects extreme optimism, and always requiring a significant margin of safety. In simplest terms, it means getting a whole lot more than what you are paying when you invest. When defined in this manner, we hope it is plain that as Charlie Munger states, "all intelligent investing is value investing".

Unfortunately, in our opinion, value investing is now defined in different terms. Usually, value investing is used synonymously with low price-to-earnings or low price-to-book investment strategies. While a low price in relation to current accounting earnings or current book value might in the end be a statistical attribute of a value

2 THE ROAD TO SERDOM, FIFTIETH ANNIVERSARY EDITION. Hayek F.A. (1944, 1994 by the University of ChicagoPress). In light of the events of September 11, we strongly recommend reading or even rereading Hayek's phenomenal argument for freedom.

investment, it is not the reason the investment represents value for the owner. Overestimating the true market value of assets, underestimating the real balance sheet liabilities, or inattention to the amount of capital required to maintain the competitive position of the business are just a few examples of how simplistic reliance on accounting metrics can lead one astray in investing. We, like Hayek with the term "liberal," are puzzled why true value investors have allowed the notion of buying low P/E or P/B stocks to appropriate the indispensable term value.

The reason it has happened, we suspect, is that in the marketing of mutual funds, the term growth has taken on a positive connotation. After all, isn't that the idea, to grow the amount of your portfolio? In Webster's, a growth company is defined as a company whose rate of growth markedly exceeds that of the average in its field or the overall rate of economic growth.3 A growth fund is defined as a mutual fund whose goal is capital appreciation. No comparable definitions even appear for value company or value fund. (Incidentally, we have yet to see a mutual fund whose objective is capital depreciation, but who knows, if someone thought it could be sold, you would probably see one started as a means to offset taxable gains!) As a cottage industry for the categorization and rating of mutual funds arose, "growth" managers often described their funds and investment approach in terms similar to the Webster definition above. Notice, however, that it doesn't make any mention of the price that must be paid to own stock in such a company. To the true value investor, the typical categorization of "value" vs. "growth" was not even worthy of debate. With growth managers having set the terms of the "debate," the low P/E or P/B investment approach was left to provide the contrasting style. The point we always try to make is that growth in earnings is a component, usually a positive one, in determining the intrinsic value of a stock. However, the size and timing of those earnings must also be determined in order to ensure the right price is paid in order to achieve a satisfactory return.

To illustrate the difficulty in even labeling some stocks, consider ValueVision International (VVTV), the largest holding in the Diamond Hill Small Cap Fund and a significant holding in the Diamond Hill Focus Fund as of December 31, 2001. ValueVision owns and operates the third largest home shopping network, ShopNBC, and related web site, ShopNBC.com. GE Equity and NBC own approximately 40%. For the four quarters ended October 31, 2001, ValueVision lost $.25 per share giving it an infinite P/E ratio. Net sales grew 31.5% in fiscal 2000 and almost 19% year-over-year for the first three quarters of fiscal 2001. In the last year, ShopNBC has been made available to 13.3 million additional satellite and full time equivalent cable subscribers. Based on these factors, we might expect it to be classified as a "growth" stock.

ValueVision also possesses a solid balance sheet with net cash of roughly $225 million and equity of more than $340 million. With a 12/31/01 market capitalization of roughly $750 million and twelve-month sales of $450 million, ValueVision fits more into the "value" camp when measured by its 2.2 P/B ratio and 1.7 price-to-sales ratio. The upfront costs of adding a subscriber has depressed ValueVision's earnings over the last several quarters. However, we anticipate that as these additional viewers produce revenues and gross profit closer to ValueVision's mature subscribers, the company will earn an attractive return on that investment. Also, with less than half of the subscribers of the largest home shopping network, QVC, there is also room to add subscribers at a healthy rate. In short, we believe ValueVision's business model makes sense, such that it will generate substantial free cash in the future. At the prices we initially paid, we didn't feel we needed to make heroic assumptions about the future to realize an attractive return.

3    WEBSTER'S II NEW RIVERSIDE UNIVERSITY DICTIONARY.

                            2002 (AND BEYOND) OUTLOOK
                            -------------------------

At this time of year, we are inundated by predictions for 2002 stock market returns. A common refrain is that stocks should appreciate at least 10% in 2002 for one or more of the following reasons: (1) the stock market never declines three years in a row, (2) 10% is close to the long-term annualized return for stocks, and (3) the average recession is eleven months so a recovering economy will result in higher stock prices. While a prediction of returns over a period as short as one year is just guesswork, we find the reasoning for such forecasts suspect.

First, while it is rare that stocks decline three years in a row it is not unprecedented. Stocks declined four years in a row between 1929 and 1932 and stocks declined three years in a row (according to some measures) between 1939 and 1941. Second, after many years of well above trend-line returns, it seems illogical to conclude that returns will revert only to the trend-line. In fact, as a friend recently pointed out, if the S&P 500 returns 6.5% per year for the remainder of the decade, the fifteen year return of the S&P 500 for the period beginning January 1, 1995 and ending December 31, 2009 would be 10.73% per year which is probably slightly above trend-line. Finally, rapid earnings growth (if it were to occur in 2002) does not necessarily lead to higher stock prices, particularly when stock prices already discount much higher earnings.

Perhaps the most basic investment concept is that your return is a function of the price that you pay, the cash flows that you receive while holding the investment, and the proceeds that your receive upon its sale. Of the three variables, the only one that we can be certain of is the price that we pay. Investing, by definition, must be price conscious yet we are constantly amazed at how many market participants are oblivious to price.

The S&P 500 closed 2001 at 1,148.08. While the books on 2001 earnings have not yet been closed and judgment is required in deciding what adjustments to reported earnings are appropriate, we will use a $48 estimate of 2001 S&P 500 earnings for the sake of discussion. On that basis, the S&P 500 closed 2001 at almost 24 times 2001 earnings and if S&P 500 earnings were to grow 11% in 2002 (unlikely in our opinion), 21.5 times 2002 earnings. Factoring in assumptions about the possible growth rate of S&P 500 earnings, the terminal multiple justified by this economic progress, and the appropriate rate used to discount the earnings, our best estimate for the S&P 500 return for the next ten years is 6% per year.

What conclusions do we draw from our projection of a 6% annual return for the S&P 500 over the next ten years? Most importantly, we do not conclude that United States stocks are an inappropriate investment for investors with a time horizon of five years or more. A 6% annual return is not the end of the world and may well be better than the return of bonds and cash over that time period. However, we are uncovering securities that, in most cases, we believe have expected returns of 12% or more. Our professional lives are committed to identifying securities with expected returns well in excess of the expected return of the market indices. Thus, even if our expected return for the S&P 500 were 10% per year we would still carry on our pursuit. But in an environment of 6% returns for the S&P 500, we feel that the opportunity for certain active managers to meaningfully outperform the S&P 500 index over the next ten years is much greater than it was during the decade of the 1990s. Finally, we believe that investors will be better served by more conservative expectations of future stock market returns. After all, if it turns out that our outlook is too conservative, the downside would be that our investments are worth more than we had anticipated. That is a downside that we would welcome.

              CASH LEVELS AND CASH FLOWS IN THE DIAMOND HILL FUNDS
              ----------------------------------------------------

During 2001, the Diamond Hill Funds often maintained fairly significant levels of cash. The percentage of cash held in the Small Cap, Large Cap, and Bank & Financial Funds all averaged double digits during 2001 while the Focus Fund averaged between 5 and 10%. In one sense, this had the effect of a cash drag. If we had invested in the same stocks, only in a higher proportion such that we were fully invested, our performance would have been better. Incidentally, for most mutual funds including index funds, a high cash level in 2001 would have been beneficial to results since cash would have softened the blow of declining stocks. Our preference is to find enough undervalued situations that will allow us to be close to fully invested. However, we will not allow this preference to pressure us into investing in a stock in which we do not feel confident.

The frequent material impact of contributions or withdrawals is a challenging aspect of managing a fund with a relatively small amount of assets. On balance, in our opinion, cash inflows are positive while cash outflows are negative. With a cash inflow, we have the option to do several things. We can buy the same stocks in the same proportions, keeping our existing portfolio interests intact. Or we can use the inflow as an opportunity to re-weight holdings without having to either sell something else or use cash. The additional benefit for existing shareholders is that it allows capital gains to be distributed over a larger asset base. In the case of cash outflows, if there is insufficient cash to meet the redemption, we are forced to sell some holdings, perhaps at less than opportune times. This might also have negative tax implications, either because we are forced to realize a gain or because gains are spread over a smaller asset base. Importantly, at all times we are looking for the most attractive opportunities in which to invest fund assets. In some cases, this might require waiting patiently for the market to present us with a fat pitch.

Again, we thank you for your confidence in us and urge you to read the portfolio managers' reports for each of the Diamond Hill Funds, our Mission Statement & Pledge, our Fundamental Principles and our definition of Intrinsic Value on the following pages.

Sincerely,

THE DIAMOND HILL INVESTMENT TEAM


/s/ Ric                                 /s/ Chris

R. H. Dillon, CFA                       Christopher M. Bingaman, CFA


/s/ Tom                                 /s/ Bill

Thomas P. Schindler, CFA                William P. Zox, J.D., LL.M

                             DIAMOND HILL FOCUS FUND

The Diamond Hill Focus Fund is comprised of 20-30 holdings, all of which are contained in either the Diamond Hill Large Cap or Diamond Hill Small Cap funds. We attempt to find the stocks from both funds that we believe have the highest five year expected returns. Because of the considerably fewer holdings, this fund should be more volatile over short periods like one year, but also can have returns as high or higher than either fund with such selectivity or concentration over a five-year time horizon.

RESULTS (CLASS A) SINCE INCEPTION

                                             Aggregate Return       Ann. Return
                                    1 Year    Since Inception   Since Inception
                                    ------    ---------------   ---------------

Diamond Hill Focus Fund (DIAMX)       6.11%             8.48%             5.55%
Wilshire 5000 Index                 -10.97%           -19.99%           -13.82%
Russell 3000 Index                  -11.43%           -18.81%           -12.97%

The inception date of the Diamond Hill Focus Fund - Class A is June 30, 2000.

Last year, some of our best performance came in short spurts from stocks held for a very brief period of time. These included Foundry Networks and Jabil Circuits. Both stocks were purchased near the beginning of April for similar reasons. Both companies are leaders in their respective fields of technology (network equipment and contract manufacturing), and they have very strong balance sheets. However, their stocks were down considerably, and attractively priced using relatively conservative estimates of future revenues and cash flows. Within six weeks, both had appreciated over 60%, thus closing the gap between our estimate of intrinsic value and the stock price so we sold them. Today, both stocks are below the price where we sold, and should they return to the price levels where we purchased them, they would become candidates once again for purchase.

It is highly unusual for scenarios to occur like the one discussed above, yet it does illustrate our sensitivity to the price we pay for a security. Overall, turnover in the fund is higher than we would expect due to market volatility being higher than normal. It may be a couple more years before the market volatility dampens.

On the negative  side, we realized a significant  loss in America  Service Group
(ASGR). We sold the stock in October to offset some of the short-term taxable gains realized earlier in the year. Unfortunately, ASGR appreciated significantly between the time we sold and year-end. While this is regrettable, we would use the same analysis to make this decision if we had it to do over again (assuming we lack perfect foresight of course). Simply put, we felt the certain benefit of realizing the loss to offset gains was more valuable than the uncertain potential for appreciation in the stock.

Generally speaking, the Focus Fund is still oriented more toward mid and smaller capitalization companies because that is where we are finding what we believe are more attractive investment opportunities. Consider CPI Corp. (CPY), which operates 1,027 Sears Portrait Studios under license agreements with Sears, Roebuck and Company and its affiliates. CPI's current price is less than four times our estimate of 2001 cash flow and has a new CEO who we are optimistic will dramatically improve all aspects of CPI's day-to-day operations while reinvesting free cash flow in a new growth strategy that will enable CPI to penetrate the highly fragmented independent portrait studio market. With a market capitalization of roughly $125 million, we think it is safe to say the company falls under the radar screen of most investors. The result is less liquidity, which might possibly lead to greater volatility (when a shareholder wants to buy or sell, it might impact the price significantly). We are perfectly willing to accept this volatility (which we don't think we can really predict) if the end destination is an attractive return from the underlying business, which sooner or later is always reflected in the stock price.


/s/ Ric                                 /s/ Tom

R. H. Dillon, CFA                       Thomas P. Schindler, CFA
CIO & Portfolio Manager                 Portfolio Manager

                           DIAMOND HILL SMALL CAP FUND

Thank you for your interest in the Diamond Hill Small Cap Fund. This is our first full year shareholder letter since the fund's inception on December 29, 2000.

RESULTS (CLASS A) SINCE INCEPTION
                                                        1 Year & Since Inception
                                                        ------------------------
Diamond Hill Small Cap Fund (DHSCX)                              25.46%
Wilshire 4500                                                    -9.33%
Russell 2000                                                      2.63%

The inception date of the Diamond Hill Small Cap Fund - Class A is 12/29/00.

The 25.46% return was generated fairly consistently; a strong majority of the stocks we owned during the year registered positive returns. Some of the major positive contributors to the year's performance included H&R Block, Deluxe, Adaptec, ValueVision, Gartner Group and Consolidated Graphics. All of these stocks had appreciated more than 40% from our cost basis at year-end. In some cases, such as H&R Block and Deluxe, we would attribute the return to a combination of both continued earnings progress as well as a revaluation upward of the multiple investors were willing to pay for the earnings. In other cases, our opinion is that the business may not have appreciated in value, but overly pessimistic sentiment had subsided. In many cases, we believe these stocks continue to represent good value. In other instances, including Thornburg
Mortgage, Kendle International, Jabil Circuit, Foundry Networks, Crossmann Communities, and Silicon Storage, the stocks achieved our estimate of fair value and were sold.

GETTING SOMETHING "FOR FREE"
We have stated on many occasions that we think of a stock as a partial ownership interest in an entire business. We determine the intrinsic value of the stock in the same manner we would use to value the entire business. What do we do in the case of a company with multiple businesses? We value each business separately and total them. If the sum of the parts is much greater than the market value of the whole (after subtracting the net debt since debt holders have first claim to the cash flows generated by the business), then we feel we have an attractive investment.

You might have heard a portfolio manager or analyst say "...and you're getting the (fill in the blank) business for free." The situation being described might be this: Company Z has a market price of $10 per share and has three business segments. The analyst feels segment 1 is worth $7 per share, and segment 2 is worth $3 per share. Thus, the marketplace seems to be valuing the third segment at zero. You might also have heard an economist use a favorite phrase "there's no such thing as a free lunch". If the latter is true, what can go wrong? The first is that the analyst has dramatically misjudged the value of one of the first two segments. Secondly, the third segment might actually be worthless. Lastly, there might be issues with management. Suppose one division produces losses that act as a drag on the overall value of the company. Rational capital allocation would dictate that management not "throw good money after bad" and continue to invest capital at unattractive returns in that business (in other words, stop the bleeding). Managements, however, frequently believe that the business can be "turned-around" or fixed. In some cases, this might be true. In others, it can ruin the investment thesis. Nevertheless, we believe these types of situations can often be fertile ground in the search for undervalued securities.

Adaptec  (ADPT),  a  stock  we held  in the  Fund  for  all  2001,  provides  an illustration. We originally purchased Adaptec at about $10 per share ($8 adjusted for the spin-off of Roxio). At the last balance sheet date before our initial purchase, ADPT held over $3.25 per share in cash and marketable securities net of debt. Adaptec had also filed a registration for an IPO of Roxio (ROXI), its software segment, with the intention of spinning the rest off to shareholders. With run-rate revenues of approximately $120 million that were growing rapidly, we believed it wasn't a stretch to value this segment at $2.50 per share, or $250 million. (Roxio sells the Easy CD Creator and DirectCD programs that allow users to transfer files to CD-R or CD-RW discs that comes included in CD-RW drives produced by OEMs including Hewlett-Packard and Yamaha. Their GoBack program allows for data recovery in the event of a system crash).

The remaining business (and majority of the company's total) includes adapter cards and controller chips that allow computers to connect to both internal and external peripherals including storage devices. The company also has products including its fiber channel adapters that allow storage area networks to function, and introduced a kit with firewire to allow digital video cameras to connect to PCs. In all, these segments were generating annual run rate revenues of about $660 million (which was well below 1999 results when PC and technology capital spending was booming). In our opinion, the company could generate normalized earnings between $70 and $100 million ($.70 - $1.00 per share). Thus after backing out the balance sheet cash and the estimated value of the software division, we were paying at most 6X normalized earnings; not free, but a price we felt was low enough to provide a significant margin of safety.

The epilogue to our investment in Adaptec:

o After delaying the Roxio IPO in late 2000 due to "market conditions," the offering was completed and we received shares of ROXI in May. Roxio initially traded at $16 (giving the company a market value of $270 million) and traded anywhere between $11 and $18 during 2001. Not wanting to add to this small position we sold our shares in early October for a little more than $14 per share.
o Both revenues and earnings declined at ADPT in 2001, yet market participants either looked forward to improved results or thought the price reflected too pessimistic a view of Adaptec's results. The stock appreciated nicely and we sold our shares in early January 2002 for a little over $17 per share. Taken together with the proceeds of the shares of Roxio we received, we approximately doubled our investment.

While a lot of things could have gone wrong, and we may have been the beneficiary of a good deal of luck in this situation, we hope it is illustrative of the type of analysis that we believe can recur in the future to continue to generate attractive returns for shareholders.

We currently own several other multisegment companies in the Small Cap Fund that have, in our opinion, similarities to the analysis of the Adaptec situation:

o Viad (VVI)- We feel Travelers Express (the leading provider of money orders and official checks), MoneyGram (second largest in wire transfers behind Western Union), and Game Financial are worth close to the current stock price; we do not have to pay much for the less attractive convention services businesses.
o Pittston Brinks (PZB)- We believe the Brinks armored car and Brinks Home Security businesses are worth more than the current enterprise value of the business. While we are not enthusiastic about the Bax Global freight forwarding business, we think it is worth something; Pittston also has a coal operation on the selling block that should provide a significant amount of the cash needed to fund a voluntary employees' beneficiary association that will handle health care needs of retired coal workers.
o Shop At Home (SATH) - We feel the asset value of the five owned and operated stations justifies the current stock price. The unprofitable (so far) home shopping business, which is making significant progress increasing its carriage on cable systems, comes "for free".
o Value City Department Stores (VCD) - Much of the enterprise value is accounted for by DSW Shoe Warehouse, Shonac, and Filene's Basement (which Schottenstein Stores has offered to buy for $275 million). We hope that a better offer materializes for these businesses, but in the meantime we are only paying a small fraction of sales for the remaining Value City Department Stores.


/s/ Ric                                 /s/ Tom

R. H. Dillon, CFA                       Thomas P. Schindler, CFA
CIO & Portfolio Manager                 Portfolio Manager

                           DIAMOND HILL LARGE CAP FUND

Thank you for your interest in the Diamond Hill Large Cap Fund. This is our first annual shareholder letter since the fund's inception on June 30, 2001. This letter will be rather brief and is intended to give the reader a basic understanding of the fund and some of the highlights of its first six months.

RESULTS (CLASS A) SINCE INCEPTION
                                                      1 Year     Since Inception
                                                      ------     ---------------
Diamond Hill Large Cap Fund (DHLAX)                     NA            0.69%
S&P 500                                               -11.89%        -5.56%
Russell 1000                                          -12.29%        -5.66%

The inception date of the Diamond Hill Large Cap Fund - Class A is 6/30/01.

Since inception the Fund has appreciated by 0.69%. This compares to a decline of 5.56% for the benchmark S&P 500. While we are pleased with the relative performance of the fund thus far, we are mindful that shareholders cannot spend `relative' dollars at the grocery store. We continue to invest in ideas that we believe will produce absolute returns superior to that of other asset classes over the long-term. Given the required return we use to derive an intrinsic value for our holdings, we believe this should also allow us to outperform the benchmark.

Shareholders in the Fund should expect a more concentrated portfolio than is typically found in large cap mutual fund portfolios. We will likely own between 30 and 50 stocks in the fund with an average position size of between 2% and 3%. During the first six months since inception, the fund has maintained positions in roughly 40 stocks. The fund will also be concentrated in companies with a market capitalization over $5 billion but also invest in companies with market caps as low as $1.0 billion.

The three top positive contributors to the fund's performance during the second half of 2001 were FedEx, Praxair and Trinity Industries. At year-end, the three were up 38.6%, 28.8% and 24.5% respectively, from our average cost basis. We would like to briefly review our investment in one of these holdings, Trinity Industries.

Trinity Industries is one of the smaller capitalization holdings in the fund (roughly $1.2 billion at year-end). The company manufactures transportation, construction and industrial products. The largest business segment is rail car manufacturing, which represents roughly two-thirds of revenue and profits on a normalized basis. The rail car business is quite cyclical and as one might expect is currently in the midst of a sharp downturn. Trinity recently completed the purchase of another large rail car producer (Thrall Industries) for roughly $373 million. The company is rationalizing capacity in this segment of its business and should be very well positioned to benefit from an upturn in rail car demand. This is one area of the industrial economy that we believe will see increasing demand by 2003. The reason for our conviction is basically the aging process of the existing fleet and likelihood that replacement units will begin to drive the upturn even without growth in total units (which should also take place as the rail carriers begin increasing capital expenditures as the economy improves). We began buying the shares at around $20 which we believe is roughly 8 times 'normalized' earnings and less than 4 times peak earnings. Also, private market value of the company is likely between $30 and $40 per share. Summarizing, we think this is a good example of a sound company experiencing near term fundamental challenges that had been overly punished by the market.

On the negative side of the contribution equation were Kroger and Eastman Kodak. They declined by 10.1% and 7.8%, respectively from the fund's average cost. Although these stocks have been poor performers since we purchased them, we continue to believe they represent attractive investment opportunities. Kroger, for instance, is the largest food and drug retailer in the United States. They operate roughly 3,500 total stores and have a leading presence in 41 out of its 48 major markets. In addition to the strength and scale of its franchise, we were attracted to the company's consistent revenue and cash flow, as well as its reasonable valuation. During October the company announced it's fiscal third quarter earnings which the market viewed negatively. Sales trends in some of the more discretionary areas were soft and senior management took a cautious tone regarding the growth outlook. The CEO, Joe Pichler, announced a plan to reduce administrative staffing levels to allow for `an investment in market share' (i.e., reduce prices). We believe these actions are very appropriate given the economic environment and the apparent ability to reduce inefficiencies at the administrative level. The company continues to generate substantial cash flow from operations and is primarily using that cash to grow and upgrade its store base as well as to buy back company stock and reduce debt. Through square footage growth, same-store sales gains, improved general & administrative expense levels and deleveraging, it appears to us that Kroger can continue to grow earnings at a very reasonable pace, roughly 10%, going forward. The stock is now selling at prices that represent very attractive valuation levels using these kinds of growth rates with existing levels of profitability.


/s/ Ric                                 /s/ Chris

R. H. Dillon, CFA                       Christopher M. Bingaman,CFA
CIO & Portfolio Manager                 Portfolio Manager

                       DIAMOND HILL BANK & FINANCIAL FUND

Thank you for your interest in the Diamond Hill Bank & Financial Fund (formerly known as the Banc Stock Group Fund). This letter will be rather brief and is intended to give the reader a basic understanding of the fund and highlight some of the recent changes that have occurred at Diamond Hill Capital and with the Fund.

RESULTS (CLASS A) SINCE INCEPTION
                                                       Aggregate      Annualized
                                                    Return Since    Return Since
                                          1 Year       Inception       Inception
                                          ------       ---------       ---------
Diamond Hill Bank
& Financial Fund (BANCX)                  23.91%         52.17%          9.97%
S&P Supercomposite 1500
Financial Index                           -9.64%         35.49%          7.12%
NASDAQ Bank Index                         12.54%         36.28%          7.26%

The  inception  date of the  Diamond  Hill  Bank &  Financial  Fund - Class A is
8/1/97.

While 2001 was another difficult year for the overall stock market, banks and financial services companies performed somewhat better. The major averages were generally in negative territory for the second straight year. The S&P 500 declined 11.89%, while the S&P Financials were down 9.64%. Banks were no exception to last year's trend of small cap outperforming large cap. The NASDAQ Bank index recorded a positive total return of 12.54%. The total return for the Diamond Hill Bank & Financial Fund in 2001 was 23.91%.

The Fund clearly benefited from its concentration in relatively lower risk areas of financial services. Specifically, investments in small cap banks and thrifts with lower risk loan portfolios (i.e., secured residential and multi-family loans) and solid balance sheets and reserve levels provided the bulk of last year's solid performance. Additionally, avoiding the stocks of companies with substantial exposure to subprime consumer lending as well as those companies which rely heavily on fee revenues which are tied to the overall capital markets proved to be generally prudent.

As many shareholders may know, prior to June 30, 2001, Mark Davis was the portfolio manager of the Fund. Mark left Diamond Hill on that date and subsequent to his departure we began to invest in larger cap banks as well as nonbank financial services companies. We believe a broader investable universe will provide superior returns to our shareholders over time. Shareholders in the fund should continue to expect a relatively concentrated portfolio. We will likely own between 20 and 30 stocks in the fund with an average position size of between 3% and 5%. We will continue to be vigilant in our assessment of the risk profiles, business outlooks and valuations of our current and prospective investments.


/s/ Chris

Christopher M. Bingaman, CFA
Portfolio Manager

                              DIAMOND HILL CAPITAL
                           MISSION STATEMENT & PLEDGE

The mission of Diamond Hill Capital Management, Inc. is to achieve superior investment performance and provide exceptional service to our clients. Consistent with our mission, we make the following pledge to all of our clients:

Our investment discipline is to assess the economics of the underlying business, its management, and the price that must be paid to own a piece of it. We seek to concentrate our investments in the highest-quality, best-managed businesses, which are available at prices significantly below intrinsic value. We will consistently apply this investment discipline.

We will communicate with our clients about our investment performance in a manner that will allow them to properly assess whether we are deserving of the trust placed in our team.

Our investment team will be comprised of people with integrity, sound experience and education, in combination with a strong work ethic and independence of thought. Especially important is that each associate possesses the highest level of character, business ethics and professionalism.

Our employees will enjoy a working environment that supports professional and personal growth initiatives, thereby maximizing employee satisfaction while enhancing the productivity of the firm and the experience of our clients.

We will invest the capital that you entrust to us with the same care that we invest our own capital. To this end, Diamond Hill investment management employees will commit a significant portion of their stock market investments to the same portfolios in which our clients invest.

                              DIAMOND HILL CAPITAL
                           OUR FUNDAMENTAL PRINCIPLES

o Every share of stock has an intrinsic value that is independent of its current stock market price. We believe that we can determine a reasonable approximation of that intrinsic value. At any point in time, the stock market price may be either significantly higher or lower than intrinsic value.

o Over short periods of time, as evidenced by extreme stock market volatility, the stock market price is heavily influenced by the emotions of market participants, which are far more difficult to predict than intrinsic value. While stock market prices may experience extreme fluctuations on a particular day, we believe intrinsic value is far less volatile.

o Over sufficiently long periods of time, five years and longer, the stock market price tends to revert to intrinsic value.

o We concentrate our investments in businesses whose per share intrinsic value is likely to grow. To achieve this, we assess the underlying economics of the businesses in which we invest and the industries and markets in which they participate. We seek to invest in businesses that possess a competitive advantage, have significant growth prospects, and outstanding managers and employees that will allow the company to prosper in the marketplace.

o We only invest in a business when the stock market price is significantly lower than our conservative assessment of per share intrinsic value. In addition, every business in which we invest is "handicapped" by its price. While we would prefer to own only great businesses with superior managers, there are very few businesses that satisfy those criteria and additionally are available at attractive prices. As a result, we may invest in less attractive businesses at more than attractive prices. Depending on the price that we pay, our returns from less than ideal businesses may be even better than our returns from ideal businesses.

o In estimating intrinsic value, we attempt to adopt an interdisciplinary approach. Not only do we perform financial modeling including discounted cash flow (DCF), private market value, and leveraged buyout (LBO) analyses, we draw from other areas we believe are relevant to our investment decision-making. These include economics, statistics and probability theory, politics and the regulatory environment, and psychology and consumer behavior. In short, we do not want to exclude from our thinking anything that can help us forecast future cash flows, our most important as well as difficult job.

o We achieve our return from both (a) closing of the gap between our purchase price and intrinsic value and (b) growth in per share intrinsic value.

o We do not define risk by price volatility. We define risk as the possibility that we are unable to obtain the return of the capital that we invest as well as a reasonable return on that capital when we need the capital for other purposes. If you will need the capital that you entrust to us in less than five years, then you should not invest that capital in the stock market.

                              DIAMOND HILL CAPITAL
                            INTRINSIC VALUE DEFINED

We define intrinsic value as the present value of the future cash flows expected to be generated by the business. The determination of intrinsic value begins with an analysis of the historical financial performance of the business in the context of management's announced strategic plan as well as the historical economic and competitive environment. Then we evaluate management's plans for the future and anticipated economic and competitive dynamics to arrive at our theory of the future. We then project future cash flows based on conservative assumptions and reasonable probabilities recognizing that this is much more of an art than an exact science. The final step to determine intrinsic value is to apply our proprietary investment model to our projection of future cash flows resulting in an estimate of per share intrinsic value and a five-year price target.

Our analysis of the historical financial performance of the business includes a careful review of the financial statements, footnotes thereto, and other information contained in Securities and Exchange Commission reports. We recognize that many public companies prepare financial statements that obscure or inflate their financial performance. Other public companies have significant excess assets on their balance sheets that cause the reported returns of the business to be under-stated. In some cases, the reported earnings of public companies understate their cash returns because of depreciation and amortization charges resulting from investments and acquisitions. As a result, we make extensive adjustments to reported numbers to reveal the true underlying cash economics of the business.

We also check our estimate of intrinsic value against a conservative assessment of the private market value of the business. We define private market value as the per share price that would be paid if the business were purchased in its entirety in a cash transaction. In many cases, comparable businesses have been purchased and sold in cash transactions and we can easily check our estimate of intrinsic value against the prices established in those transactions. Another way to estimate private market value is to model a leveraged buyout (LBO) of the business based on the borrowing capacity of the business and the anticipated required return on investment of equity and quasi-equity sources of capital. Private market value, like stock market price, tends to revert to intrinsic value. While private market value may be higher or lower than intrinsic value, private market value tends to fluctuate around intrinsic value in a much narrower range than stock market price (i.e., private market value does not fluctuate 30% or more in a single day).

                             DIAMOND HILL FOCUS FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 2001
--------------------------------------------------------------------------------

Security Description                                 Shares            Value

COMMON STOCKS - 85.2%
Airlines - 2.4%
  Mesaba Holdings, Inc.                                 44,840    $      319,261

Banks - 3.2%
  US Bancorp                                            20,000           418,600

  Commercial Services - 8.2%
  CPI Corp.                                             30,700           509,620
  Viad Corp.                                            24,000           568,320
                                                                  --------------
                                                                       1,077,940
                                                                  --------------

Computer Software & Services - 8.2%
  Gartner, Inc.                                         55,000           642,950
  SunGard Data Systems, Inc. #                          15,400           445,522
                                                                  --------------
                                                                       1,088,472
                                                                  --------------

Computer Systems - 3.2%
  Maxwell Technologies, Inc.                            42,650           417,970

Consumer Non-Durables - 3.5%
  Sealed Air Corp. #                                    11,300           461,266

Diversified Manufacturing - 8.4%
  Pittston Brink's Group                                23,975           529,848
  Trinity Industries                                    21,300           578,721
                                                                  --------------
                                                                       1,108,569
                                                                  --------------

Finance - 3.7%
  FleetBoston Financial Corp.                           13,200           481,800

Financial Services - 3.4%
  Countrywide Credit Industries, Inc.                   10,900           446,573

Industrial Services - 3.0%
  Kaydon Corp.                                          17,700           401,436

Manufacturing - 5.7%
  The Black & Decker Corp.                              19,800           747,054

Marketing Services - 3.4%
  Valuevision International, Inc. #                     22,600           442,734

Medical--HMO - 3.1%
  PacifiCare Health Systems, Inc. #                     25,600           409,600

Multimedia - 5.4%
  Belo Corp.                                            38,000           712,500

Oil/Gas (Domestic) - 4.6%
  Key Production, Inc. #                                35,900    $      610,300

Oil & Natural Gas - 4.9%
  Valero Energy Group                                   17,100           651,852

Retail Grocery - 2.1%
  Kroger Co.                                            13,200           275,484

Telecommunications - 3.7%
  Cablevision Systems #                                 10,300           488,735

Toys - 3.3%
  Toys "R" Us, Inc. #                                   20,950           434,503

Travel Services - 1.8%
  ResortQuest International, Inc. #                     50,000           238,000

--------------------------------------------------------------------------------
Total Common Stocks
(Cost $10,740,860)                                                    11,232,649
--------------------------------------------------------------------------------

REGISTERED  INVESTMENT  COMPANIES - 2.7%
  First American Tresry Obligations Fund                   491               491
  Flex-funds Money Market Fund                         353,252           353,252

--------------------------------------------------------------------------------
Total Registered Investment Companies
(Cost $353,743)                                                          353,743
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 87.9%
(Cost $11,094,603)                                                    11,586,392
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OTHER ASSETS IN EXCESS OF LIABILITIES - 12.1%                          1,599,361
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                         $   13,185,753
--------------------------------------------------------------------------------
# Represents non-income producing securities.

                           DIAMOND HILL SMALL CAP FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2001
--------------------------------------------------------------------------------

Security Description                                 Shares            Value

COMMON STOCKS - 87.1%
Airlines - 1.7%
  Mesaba Holdings, Inc.                                 16,200    $      115,344

Appliances - 2.5%
  Maytag Corp.                                           5,250           162,907

Chemical (Specialty) - 3.7%
  Crompton Corp.                                        13,100           117,900
  Minerals Technologies, Inc.                            2,700           125,928
                                                                  --------------
                                                                         243,828
                                                                  --------------

Commercial Services - 7.6%
  CPI Corp.                                             11,750           195,050
  Deluxe Corp.                                           2,100            87,318
  Viad Corp.                                             9,200           217,856
                                                                  --------------
                                                                         500,224
                                                                  --------------

Computer Software & Services - 4.6%
  Ceridian Corp. #                                       4,825            90,469
  Gartner, Inc.                                         18,000           210,420
                                                                  --------------
                                                                         300,889
                                                                  --------------

Computer Systems - 2.8%
  Maxwell Technologies, Inc.                            18,900           185,220

Consumer Non-Durables - 1.8%
  Sealed Air Corp. #                                     2,900           118,378

Diversified Manufacturing - 6.6%
  Lancaster Colony Corp.                                 3,100           110,081
  Pittston Brink's Group                                 9,000           198,900
  Trinity Industries, Inc.                               4,800           130,416
                                                                  --------------
                                                                         439,397
                                                                  --------------

Financial Services - 4.9%
  Countrywide Credit                                     3,800           155,686
  H&R Block, Inc.                                        3,900           174,330
                                                                  --------------
                                                                         330,016
                                                                  --------------

Furniture/Home Furnishings - 2.0%
  Value City Depart. Stores, Inc. #                     28,000           131,600

Industrial Services - 2.4%
  Kaydon Corp.                                           7,000           158,760

Insurance - 2.6%
  Danielson Holding Corp. #                             39,000           173,160

Leisure - Recreation - 2.5%
  Brunswick Corp.                                        7,450    $      162,112

Manufacturing - 3.0%
  The Black & Decker Corp.                               5,300           199,969

Marketing Services - 3.5%
  Valuevision International, Inc. #                     11,750           230,183

Medical Services - 2.6%
  America Service Group, Inc. #                         22,450           171,294

Medical--HMO - 2.9%
  PacifiCare Health Systems, Inc. #                     12,000           192,000

Metal Fabricating - 1.9%
  Cognex Corp. #                                         4,900           125,489

Multimedia - 3.1%
  Belo Corp.                                            12,000           206,250

Networking Products - 2.0%
  Adaptec, Inc. #                                        8,875           128,687

Oil/Gas (Domestic) - 2.8%
  Key Production Co., Inc. #                            11,000           187,000

Oil and Natural Gas - 4.9%
  Unit Corp.                                            12,000           154,800
  Valero Energy Corp.                                    4,400           167,728
                                                                  --------------
                                                                         322,528
                                                                  --------------

Printing-Commercial - 1.6%
  Consolidated Graphics, Inc. #                          5,500           105,875

Rental-Auto/Equipment - 1.7%
  United Rentals, Inc. #                                 4,900           111,230

Retail - 2.1%
  Shop at Home, Inc. #                                  50,000           136,500

S&L / Thrifts - Western US - 2.0%
  Quaker City Bancorp, Inc. #                            4,500           134,325

Television - 1.9%
  LodgeNet Entertainment Corp. #                           800            13,672
  Young Broadcasting, Inc. #                             6,100           109,495
                                                                  --------------
                                                                         123,167
                                                                  --------------

                           DIAMOND HILL SMALL CAP FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2001
--------------------------------------------------------------------------------

Security Description                                 Shares            Value

Toys - 2.8%
  Toys "R" Us, Inc. #                                    8,750    $      181,475

Travel Services - 1.8%
  ResortQuest International, Inc. #                     24,600           117,096

Trucking/Transportation Leasing - 0.8%
  Old Dominion Freight Line #                            4,400            55,792

--------------------------------------------------------------------------------
Total Common Stocks
(Cost $5,156,995)                                                      5,750,695
--------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES - 9.7%
  First American Treasury
  Obligations Fund                                     300,113           300,113
  Flex-funds Money Market Fund                         340,750           340,750

--------------------------------------------------------------------------------
Total Registered Investment Companies
(Cost $640,863)                                                          640,863
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 3.0%
  Firstar Trust Co., 1.25%, 01/02/02                   195,000           195,000
  (Collateralized by $196,000
  Freddie Mac-Series #2072, at 6.25%,
  07/15/24, value $199,246)

--------------------------------------------------------------------------------
Total Repurchase Agreements
(Cost $195,000)                                                          195,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.8%
(Cost $5,992,858)                                                      6,586,558
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%                              12,525
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                         $    6,599,083
--------------------------------------------------------------------------------

# Represents non-income producing securities.

                           DIAMOND HILL LARGE CAP FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2001
--------------------------------------------------------------------------------

Security Description                                 Shares            Value

COMMON STOCKS - 83.2%
Aerospace/Defense - 1.6%
  Textron, Inc.                                          1,200    $       49,752

Banks - 2.3%
  US Bancorp                                             3,300            69,069

Broadcasting - 1.9%
  Liberty Media Corp. #                                  4,200            58,800

Building Materials - 1.4%
  Vulcan Materials Co.                                     900            43,146

Capital Goods - 1.4%
  Ingersol-Rand Co.                                      1,000            41,810

Chemical - 5.0%
  Praxair, Inc.                                            800            44,200
  Rohm & Haas Co.                                        1,600            55,408
  Solutia, Inc.                                          3,700            51,874
                                                                  --------------
                                                                         151,482
                                                                  --------------

Commercial Services - 2.7%
  Viad Corp.                                             3,500            82,880

Computer Software & Services - 2.8%
  SunGard Data Sytems, Inc. #                            2,900            83,897

Consumer Non-Durable - 2.5%
  Sealed Air Corp. #                                     1,900            77,558

Diversified Manufacturing - 4.3%
  Pittston Brink's Group                                 3,100            68,510
  Trinity Industries, Inc.                               2,300            62,491
                                                                  --------------
                                                                         131,001
                                                                  --------------

Drug - 4.3%
  Bristol Myers Squibb Co.                               1,400            71,400
  Pharmacia Corp.                                        1,400            59,710
                                                                  --------------
                                                                         131,110
                                                                  --------------

Electric-Integrated - 1.7%
  Texas Utilities Co.                                    1,100            51,865

Finance - 5.2%
  Bank of America Corp.                                  1,100            69,245
  FleetBoston Financial Corp.                            2,400            87,600
                                                                  --------------
                                                                         156,845
                                                                  --------------

                           DIAMOND HILL LARGE CAP FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2001
--------------------------------------------------------------------------------

Security Description                                 Shares            Value

Financial Services - 2.7%
  Countrywide Credit Industries, Inc.                    2,000    $       81,940

Food-Diversified - 2.9%
  General Mills, Inc.                                    1,000            52,010
  Sara Lee Corp.                                         1,600            35,568
                                                                  --------------
                                                                          87,578
                                                                  --------------

Forest Products - 1.6%
  Weyerhaeuser Co.                                         900            48,672

Insurance (Life) - 1.4%
  Unumprovident Corp.                                    1,600            42,416

Insurance - 4.1%
  Allstate Corp.                                         1,700            57,290
  Chubb Corp.                                            1,000            69,000
                                                                  --------------
                                                                         126,290
                                                                  --------------

Manufacturing - 2.7%
  The Black & Decker Corp.                               2,200            83,006

Medical--HMO - 1.6%
  PacifiCare Health Systems, Inc. #                      3,000            48,000

Multimedia - 2.6%
  Belo Corp.                                             4,200            78,750

Oil/Gas (Domestic) - 4.0%
  Anadarko Petroleum Corp.                               1,100            62,535
  Devron Energy                                          1,500            57,975
                                                                  --------------
                                                                         120,510
                                                                  --------------

Oil/Gas (International) - 2.9%
  Chevron Texaco Corp.                                   1,000            89,610

Petroleum - 2.4%
  Phillips Petroleum                                     1,200            72,312

Photographic Equipment - 2.3%
  Eastman Kodak                                          2,400            70,632

Retail Grocery - 2.9%
  Kroger Co.                                             4,300            89,741

Rubber/Plastics - 2.3%
  Newell Rubbermaid, Inc                                 2,500            68,925

Telecommunications - 5.3%
  Cablevision Systems #                                  2,000    $       94,900
  Worldcom, Inc. #                                       4,800            67,584
                                                                  --------------
                                                                         162,484
                                                                  --------------

Toys - 2.7%
  Toys "R" Us, Inc. #                                    4,000            82,960

Transportation - 1.7%
  Fedex Corp. #                                          1,000            51,880

--------------------------------------------------------------------------------
Total Common Stocks
(Cost $2,357,139)                                                      2,534,921
--------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES - 10.0%
  First American Treasury Obligations Fund             147,553           147,553
  Flex-funds Money Market Fund                         155,499           155,499

--------------------------------------------------------------------------------
Total Registered Investment Companies
(Cost $303,052)                                                          303,052
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 9.8%
  Firstar Trust Co., 1.25%, 01/02/02                   298,000           298,000
  (Collateralized by $300,000
  Freddie Mac-Series #2072, at 6.25%,
  due 07/15/24, value $304,969)

--------------------------------------------------------------------------------
Total Repurchase Agreements
(Cost $298,000)                                                          298,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 103.0%
(Cost $2,958,191)                                                      3,135,973
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS - 3.0%                              92,011
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                         $    3,043,962
--------------------------------------------------------------------------------

# Represents non-income producing securities.

                       DIAMOND HILL BANK & FINANCIAL FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2001
--------------------------------------------------------------------------------

Security Description                                 Shares            Value

BANK COMMON STOCKS - 84.2%
California - 43.0%
  Countrywide Credit Industries, Inc.                   12,000    $      491,640
  First Banks America, Inc. #                            9,000           283,680
  First Republic Bank                                   10,000           241,500
  Greater Bay Bancorp                                   10,761           307,549
  Hawthorne Financial Corp.                              4,400            84,480
  ITLA Capital Corp. #                                  16,675           349,508
  MCB Financial Corp.                                   42,673           561,150
  Northern Empire Bancshares                             1,727            38,858
  Pacific Capital Bancorp                               13,000           361,270
  Pacific Union Bank                                    27,360           281,808
  Quaker City Bancorp, Inc. #                           38,262         1,142,121
  VIB Corp. #                                           36,191           342,368
  Wells Fargo Co.                                        8,000           347,760
                                                                  --------------
                                                                       4,833,692
                                                                  --------------

District of Columbia - 2.1%
  Federal National Mortgage Ass.                         3,000           238,500

Illinois - 5.6%
  Allstate                                               8,000           269,600
  Wintrust Financial Corp.                              11,600           354,612
                                                                  --------------
                                                                         624,212
                                                                  --------------

Massachusetts - 18.5%
  Capital Crossing Bank #                               21,550           395,443
  CCBT Financial Companies, Inc.                        22,200           523,920
  First Essex Bancorp, Inc.                             20,000           563,600
  FleetBoston Financial Corp.                           16,200           591,300
                                                                  --------------
                                                                       2,074,263
                                                                  --------------

Maine - 1.2%
  First National Lincoln Corp.                           6,300           139,230

Michigan - 5.0%
  Independent Bank Corp.                                20,210           561,838

Minnesota - 5.2%
  US Bancorp                                            28,000           586,040

Missouri - 2.3%
  Allegiant Bancorp                                     19,038           261,772

North Carolina - 5.0%
  Bank of America Corp.                                  8,900           560,255

New Jersey - 2.4%
  First State Bancorporation                             4,000           276,000

New Mexico - 1.9%
  First State Bancorporation                            10,000    $      213,000

Ohio - 3.4%
  Charter One Financial, Inc.                           14,000           380,100

Oregon - 3.2%
  Centennial Bancorp                                    29,794           219,880
  Columbia Bancorp                                      13,400           136,010
                                                                  --------------
                                                                         355,890
                                                                  --------------

Tennessee - 1.2%
  UnumProvident Corp.                                    5,000           132,550

--------------------------------------------------------------------------------
Total Common Bank Stocks
(Cost $9,141,921)                                                     11,237,342
--------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES - 9.9%
  Flex-funds Money Market Fund                         661,584           661,584
  Vanguard Money Market Fund                           652,916           652,916

--------------------------------------------------------------------------------
Total Registered Investment Companies
(Cost $1,314,500)                                                      1,314,500
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 6.8%
  Firstar Trust Co., 1.25%, 01/02/02                   907,000           907,000
  (Collateralized by $911,000
  Freddie Mac-Series #2072, at 6.25%,
  07/15/24, value $926,088)

--------------------------------------------------------------------------------
Total Repurchase Agreements
(Cost $907,000)                                                          907,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.9%
(Cost $11,363,421)                                                    13,458,842
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS - 0.9%                             117,809
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                         $   13,341,033
--------------------------------------------------------------------------------

State   percentages   indicated  are  based  on  total  bank  common  stocks  of
$11,237,342.

# Represents non-income producing securities.

See accompanying notes to financial statements.

                               DIAMOND HILL FUNDS
                       STATEMENTS OF ASSETS & LIABILITIES
                                December 31, 2001
--------------------------------------------------------------------------------

                                                                    Focus         Small Cap        Large Cap            Bank &
                                                                     Fund              Fund             Fund    Financial Fund
ASSETS
Investments in securities, at value(cost $11,094,603,
$5,992,858, $2,958,191, and $11,363,421, respectively)       $ 11,586,392      $  6,586,558     $  3,135,973      $ 13,458,842
Receivable for securities sold                                     84,480             1,870               --            13,872
Receivable for fund shares issued                               1,526,445            19,800           12,317             8,756
Receivable from dividends and interest                             13,486             3,265            3,725            22,730
------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                   13,210,803         6,611,493        3,152,015        13,504,200
------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payable for securities purchased                                       --                --           76,267            43,692
Payable for fund shares redeemed                                       --                --           25,150            92,753
Payable for dealer/underwriter commission                           1,317             1,078            1,828             1,134
Payable for income distribution                                        --                53               85                --
Payable to investment adviser                                       8,265             4,069            1,567            10,657
Accrued distribution fees - Class A                                 6,377             2,650            1,549            10,003
Accrued distribution and service fees - Class C                     4,958             2,271              600               420
Accrued administration fees                                         4,133             2,289            1,007             4,508
------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                  25,050            12,410          108,053           163,167
------------------------------------------------------------------------------------------------------------------------------

COMPONENTS OF NET ASSETS
Capital                                                        12,867,283         5,974,029        2,837,397        11,648,152
Undistributed net investment income
(distributions in excess of net investment loss)                       --                --             (231)               --
Undistributed net realized gain (loss)
from investment transactions                                     (173,319)           31,354           29,014          (402,540)
Unrealized appreciation (depreciation) of investments             491,789           593,700          177,782         2,095,421
------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                             $ 13,185,753      $  6,599,083     $  3,043,962      $ 13,341,033
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Class A                                                      $ 10,987,916      $  5,315,240     $  2,782,124      $ 13,213,915
Class C                                                         2,197,837         1,283,843          261,838           127,118
------------------------------------------------------------------------------------------------------------------------------
Total                                                        $ 13,185,753      $  6,599,083     $  3,043,962      $ 13,341,033
------------------------------------------------------------------------------------------------------------------------------

OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES)
Class A                                                         1,029,635           432,647          276,454           927,364
Class C                                                           207,312           105,115           26,036             9,050
------------------------------------------------------------------------------------------------------------------------------
Total                                                           1,236,947           537,762          302,490           936,414
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE - REDEMPTION PRICE PER SHARE
Class A                                                      $      10.67      $      12.29     $      10.06      $      14.25
Class C*                                                     $      10.60      $      12.21     $      10.06      $      14.05

Maximum Sales Charge - Class A                                       5.75%             5.75%            5.75%             5.75%

Maximum Offering Price per Share - Class A                   $      11.32      $      13.04     $      10.67      $      15.12
(net asset value - Class A/(100% - maximum sales charge))

* Redemption price per shares varies based upon holding period.

See accompanying notes to financial statements.

                               DIAMOND HILL FUNDS
                            STATEMENTS OF OPERATIONS
                   For the Ten Months Ended December 31, 2001

                                                                   Focus        Small Cap        Large Cap           Bank &
                                                                    Fund             Fund            Fund*   Financial Fund

INVESTMENT INCOME
Dividends                                                   $    100,036     $     21,785     $     10,430     $    129,223
Interest                                                          29,430           15,435            2,243           59,228
---------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                          129,466           37,220           12,673          188,451
---------------------------------------------------------------------------------------------------------------------------

FUND EXPENSES
Investment management                                            100,474           26,298            4,983          111,582
Administration fees                                               50,237           14,214            3,203           52,360
Distribution fees - Class A                                       23,601            6,802            1,625           27,584
Distribution and service fees - Class C                           12,332            3,352              619            1,246
Trustee fees                                                       2,521            2,521            1,187            2,521
---------------------------------------------------------------------------------------------------------------------------
Total Fund Expenses                                              189,165           53,187           11,617          195,293
---------------------------------------------------------------------------------------------------------------------------
Trustee fees reimbursed by investment adviser                     (2,521)          (2,521)          (1,187)          (2,521)
---------------------------------------------------------------------------------------------------------------------------
Net Fund Expenses                                                186,644           50,666           10,430          192,772
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                     (57,178)         (13,446)           2,243           (4,321)
---------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
Net realized gains (losses) from investment transactions        (175,508)         154,740           29,014        2,251,314
Change in unrealized appreciation/depreciation
from investments                                                (553,992)         561,563          177,782          154,262
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gains (Losses)
from Investments                                                (729,500)         716,303          206,796        2,405,576
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS              ($   786,678)    $    702,857     $    209,039     $  2,401,255
---------------------------------------------------------------------------------------------------------------------------

* Commenced operations on June 29, 2001.

See accompanying notes to financial statements.

                                DIAMOND HILL FUND
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                         Focus         Focus     Small Cap    Small Cap    Large Cap          Bank &         Bank &
                                          Fund          Fund          Fund         Fund         Fund  Financial Fund Financial Fund
                                   For the Ten   Period from   For the Ten  Period from  Period from     For the Ten        For the
                                  Months Ended      6/30/00*  Months Ended    12/29/00*     6/29/01*    Months Ended     Year Ended
                                      12/31/01    to 2/28/01      12/31/01   to 2/28/01  to 12/31/01        12/31/01        2/28/01

INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income (loss)       ($   57,178)  ($    1,892)   ($  13,446)  $    2,510   $    2,243     ($    4,321)   ($   24,135)
Net realized gains (losses) from
investment transactions               (175,508)      188,544       154,740        3,796       29,014       2,251,314     (2,073,403)
Change in unrealized
appreciation/depreciation
from investments                      (553,992)    1,045,781       561,563       32,137      177,782         154,262      4,312,809
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in
Net Assets from Operations            (786,678)    1,232,433       702,857       38,443      209,039       2,401,255      2,215,271
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO CLASS - A
SHAREHOLDERS FROM
Net investment income                       --        (2,467)       (2,510)          --       (2,474 )            --             --
Net realized gains on investments     (149,511)           --      (103,948)          --           --              --             --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from
Distributions                         (149,511)       (2,467)     (106,458)          --       (2,474 )            --             --
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO CLASS - C
SHAREHOLDERS FROM
Net realized gains on investments      (34,952)           --       (23,234)          --           --              --             --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from
Distributions                          (34,952)           --       (23,234)          --           --              --             --
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL TRANSACTIONS**
Issued                               9,210,263    13,181,646     6,219,848    1,638,702    2,899,946       8,642,697      4,060,066
Reinvested                             173,870         2,467       128,946           --        2,389              --             --
Redeemed                            (5,928,842)   (3,712,476)   (2,000,021)          --      (64,938)     (9,603,321)    (3,857,412)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net
Asset from Capital Transactions      3,455,291     9,471,637     4,348,773    1,638,702    2,837,397       (960,624)       202,654
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE)
IN NET ASSETS                        2,484,150    10,701,603     4,921,938    1,677,124    3,043,962       1,440,631      2,417,925
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS - BEGINNING OF PERIOD    10,701,603            --     1,677,145           --           --      11,900,402      9,482,477

------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS - END OF PERIOD         $13,185,753   $10,701,603    $6,599,083   $1,677,145   $3,043,962     $13,341,033    $11,900,402
------------------------------------------------------------------------------------------------------------------------------------

**SHARE TRANSACTIONS
Issued                                 819,989     1,306,443       547,444      148,921      308,900         632,112        393,697
Reinvested                              16,659           241        10,683           --          237              --             --
Redeemed                              (535,472)     (370,913)     (169,286)          --       (6,647 )      (700,025)      (398,304)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in
Share Transactions                     301,176       935,771       388,841      148,921      302,490         (67,913)        (4,607)
------------------------------------------------------------------------------------------------------------------------------------

                               DIAMOND HILL FUNDS
                              FINANCIAL HIGHLIGHTS
                  For a share outstanding throughout the period
--------------------------------------------------------------------------------

FOCUS FUND                                        Class A         Class C         Class A         Class C
                                                  For the         For the        6/30/00*       2/13/01**
                                               Ten Months      Ten Months         through         through
                                           Ended 12/31/01  Ended 12/31/01         2/28/01         2/28/01
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD          $    11.44      $    11.44      $    10.00      $    11.80
---------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                        (0.04)          (0.07)             --              --
Net realized and unrealized gain (loss)             (0.56)          (0.60)           1.44           (0.36)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations                    (0.60)          (0.67)           1.44           (0.36)
---------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
>From net realized gains                             (0.17)          (0.17)             --              --
---------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.17)          (0.17)             --              --
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                $    10.67      $    10.60      $    11.44      $    11.44
---------------------------------------------------------------------------------------------------------

TOTAL RETURN (EXCLUDES SALES AND REDEMPTION
CHARGES AND ASSUMES REINVESTMENT OF
DISTRIBUTIONS)(1)                                   (5.20%)         (5.81%)         14.43%          (3.05%)

RATIOS/SUPPLEMENTAL DATA
Net assets - end of period ($000)              $   10,988      $    2,198      $   10,352      $      349
Ratio of expenses to average net assets(2)           1.67%           2.38%           1.75%           2.50%
Ratio of net investment income (loss) to
average net assets(2)                               (0.46%)         (1.15%)         (0.05%)          1.57%
Ratio of expenses to average net assets
before reimbursement of fees(2)                      1.69%           2.41%           1.85%           4.10%
Portfolio turnover rate(1)                          66.27%          66.27%          48.99%          48.99%

(1)  Not annualized for periods of less than one full year.
(2)  Annualized for periods of less than one full year.
* Commencement of operations. The fund did not open for investors until August 3, 2000. Highlights for the period from June 30 to August 2, 2000, relate only to the initial shareholder.
**   Commencement of operations.

See accompanying notes to financial statements.

                               DIAMOND HILL FUNDS
                              FINANCIAL HIGHLIGHTS
                  For a share outstanding throughout the period
--------------------------------------------------------------------------------

SMALL CAP FUND                                    Class A         Class C         Class A         Class C
                                                  For the         For the       12/29/00*       2/20/01**
                                               Ten Months      Ten Months         through         through
                                           Ended 12/31/01  Ended 12/31/01         2/28/01         2/28/01
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD          $    11.26      $    11.26      $    10.00      $    11.39
---------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                        (0.03)          (0.05)           0.02              --
Net realized and unrealized gain (loss)              1.31            1.24            1.24           (0.13)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations                     1.28            1.19            1.26           (0.13)
---------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
>From net investment income                          (0.01)             --              --              --
>From net realized gains                             (0.24)          (0.24)             --              --
---------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.25)          (0.24)             --              --
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                $    12.29      $    12.21      $    11.26      $    11.26
---------------------------------------------------------------------------------------------------------

TOTAL RETURN (EXCLUDES SALES AND REDEMPTION
CHARGES AND ASSUMES REINVESTMENT OF
DISTRIBUTIONS)(1)                                   11.42%          10.66%          12.60%         -1.14%

RATIOS/SUPPLEMENTAL DATA
Net assets - end of period ($000)              $    5,315      $    1,284      $    1,657      $       20
Ratio of expenses to average net assets(2)           1.58%           2.26%           1.75%           2.50%
Ratio of net investment income (loss) to
average net assets(2)                               (0.35%)         (1.15%)          2.71%           0.80%
Ratio of expenses to average net assets
before reimbursement of fees(2)                      1.67%           2.35%           2.94%           3.97%
Portfolio turnover rate(1)                          42.73%          42.73%           3.31%           3.31%

(1)  Not annualized for periods of less than one full year.
(2)  Annualized for periods of less than one full year.
* Commencement of operations. The fund did not open for investors until February 7, 2001. Highlights for the period from December 29, 2000, to February 6, 2001, relate only to the initial shareholder.
**   Commencement of operations.

See accompanying notes to financial statements.

                               DIAMOND HILL FUNDS
                              FINANCIAL HIGHLIGHTS
                  For a share outstanding throughout the period
--------------------------------------------------------------------------------

LARGE CAP FUND                                      Class A            Class C
                                           6/29/01* through   9/25/01* through
                                                   12/31/01           12/31/01

--------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD              $  10.00           $   8.87
--------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                           0.01              (0.01)
Net realized and unrealized gain (loss)                0.06               1.20
--------------------------------------------------------------------------------
Total from Investment Operations                       0.07               1.19
--------------------------------------------------------------------------------

LESS DISTRIBUTIONS
>From net investment income                            (0.01)                --
--------------------------------------------------------------------------------
Total Distributions                                   (0.01)                --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                    $  10.06           $  10.06
--------------------------------------------------------------------------------

TOTAL RETURN (EXCLUDES SALES AND REDEMPTION
CHARGES AND ASSUMES REINVESTMENT OF
DISTRIBUTIONS)(1)                                      0.69%             13.42%

RATIOS/SUPPLEMENTAL DATA
Net assets - end of period ($000)                  $  2,782           $    262
Ratio of expenses to average net assets(2)             1.40%              2.15%
Ratio of net investment income (loss) to
average net assets(2)                                  0.38%             (0.41%)
Ratio of expenses to average net assets
before reimbursement of fees(2)                        1.57%              2.32%
Portfolio turnover rate(1)                            19.12%             19.12%

(1)  Not annualized for periods of less than one full year.
(2)  Annualized for periods of less than one full year.
*    Commencement of operations.

See accompanying notes to financial statements.

                               DIAMOND HILL FUNDS
                              FINANCIAL HIGHLIGHTS
                  For a share outstanding throughout the period
--------------------------------------------------------------------------------

BANK & FINANCIAL FUND                    Class A    Class C    Class A    Class C    Class A    Class C    Class A    Class A
                                      Ten Months Ten Months       Year       Year       Year    6/3/99*       Year    8/1/97*
                                           Ended      Ended      Ended      Ended      Ended    through      Ended    through
                                        12/31/01   12/31/01    2/28/01    2/28/01    2/28/00    2/29/00    2/28/99    2/28/98

-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD     $11.85     $11.72     $ 9.40     $ 9.34     $10.72     $11.23     $12.75     $10.00
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                  --      (0.11)     (0.02)     (0.07)     (0.06)     (0.05)     (0.15)     (0.07)
Net realized and unrealized gain (loss)     2.40       2.44       2.47       2.45      (1.19)     (1.77)     (1.22)      2.82
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations            2.40       2.33       2.45       2.38      (1.25)     (1.82)     (1.37)      2.75
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
>From net realized gains                       --         --         --         --      (0.07)     (0.07)     (0.66)        --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                           --         --         --         --      (0.07)     (0.07)     (0.66)        --
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD           $14.25     $14.05     $11.85     $11.72     $ 9.40     $ 9.34     $10.72     $12.75
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (EXCLUDES SALES AND
REDEMPTION CHARGES AND ASSUMES
REINVESTMENT OF DISTRIBUTIONS)(1)          20.25%     19.88%     26.06%     25.48%    (11.75%)   (16.29%)   (10.79%)    27.50%

RATIOS/SUPPLEMENTAL DATA
Net assets - end of period ($000)         $13,214    $  127     $11,772    $  129     $9,411     $   71     $15,716    $13,702
Ratio of expenses to average net
assets(2)                                   1.72%      2.47%      1.81%      2.56%      2.17%      2.74%      2.50%      2.50%
Ratio of net investment income (loss)
to average net assets(2)                   (0.03%)    (0.77%)    (0.25%)    (0.97%)    (0.40%)    (0.82%)    (1.27%)    (1.07%)
Ratio of expenses to average net assets
before reimbursement of fees(2)             1.74%      2.49%      1.88%      2.63%      2.26%      2.84%      2.50%      2.50%
Portfolio turnover rate(1)                 52.37%     52.37%    142.26%    142.26%    119.13%    119.13%     54.07%     26.65%

(1)  Not annualized for periods of less than one full year.
(2)  Annualized for periods of less than one full year.
*    Commencement of operations.

See accompanying notes to financial statements.

                               DIAMOND HILL FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2001
--------------------------------------------------------------------------------

ORGANIZATION

The Diamond Hill Focus Fund ("Focus Fund"), Diamond Hill Small Cap Fund ("Small Cap Fund"), Diamond Hill Large Cap Fund ("Large Cap Fund"), and Diamond Hill Bank & Financial Fund ("Bank & Financial Fund") are series funds (each a "Fund" and collectively, the "Funds"). The Funds are part of the Diamond Hill Funds, an Ohio business trust, (the "Trust"), which is registered under the Investment Company Act of 1940 , as amended (the "1940 Act") as an open-end, management investment company. The Focus Fund is a nondiversified series, or Fund, of the Trust, open-end management investment company, while the Small Cap Fund, Large Cap Fund, and Bank & Financial Fund are diversified series, or Funds, of the Trust, open-ended management investment companies. Among other requirements, diversified funds must maintain at least 75% of their asset values in cash and certain securities.

The Funds' investment objectives are to provide shareholders with long-term capital appreciation. The Focus Fund pursues its objective by investing in common stocks that the Fund's investment adviser believes are undervalued. The Fund normally focuses its investments in a core of 20 to 30 companies. The Small Cap Fund pursues its objective by investing in common stocks that the Fund's investment adviser believes are undervalued. The Fund normally invests at least 80% of its assets in small capitalization companies, defined as those companies with a market capitalization below $5 billion. The Large Cap Fund pursues its objective by investing in common stocks that the Fund's investment adviser believes are undervalued. The Fund normally invests at least 80% of its assets in large capitalization companies, defined as those companies with a market capitalization of $5 billion or more. The Bank & Financial Fund seeks to achieve its objective by investing primarily in equity securities of community banks, lending institutions, and financial services companies believed by the Fund's investment adviser to offer superior prospects for long-term growth.

The Funds offer two classes of shares (Class A and Class C). The Class A shares are subject to initial sales charges imposed at the time of purchase. Certain redemptions of Class C shares made within two years of purchase are subject to contingent deferred sales charges, in accordance with the Funds' prospectus. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

During 2001, the Board of Trustees (the "Board") of the Trust approved changing the Funds' fiscal year-end from the last day of February to December 31. Accordingly, the activity of the Funds is presented for the period from March 1, 2001 to December 31, 2001. Prior financial statements were presented for the periods from inception through February 28, 2001.

SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation - Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its highest bid price on such exchanges, or at the highest bid price in the over-the-counter market except when, in the investment adviser's opinion, the highest bid price does not accurately reflect the current value of the security. Securities for which market quotations are not readily available, or when the investment adviser determines the highest bid price does not accurately reflect the current value, or when restricted securities are being valued, are valued as determined in good faith by the investment adviser, under the supervision of the Trust's Boardsubject to review by the Board of the Trust. There were no instances where alternative valuation methods were considered necessary at year-end.

                               DIAMOND HILL FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2001
--------------------------------------------------------------------------------

Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by an independent pricing service which uses prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions, when the investment adviser believes such prices accurately reflect the fair value of the security.

Short-term investments in fixed-income securities with maturities of less than sixty days when acquired, or which subsequently are within sixty days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Repurchase agreements - In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, atthe fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. At December 31, 2001, only the Small Cap Fund, Large Cap Fund, and Bank & Financial Fund were invested in repurchase agreements. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

Federal income taxes - Each Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that isare applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and any net realized capital gain to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders - The Funds will declare and pay, if any, all net investment income, net long-term and net short-term capital gains on an annual basis. Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Those differences are primarily due to differing treatments for net operating losses and deferral of wash sale losses. GAAP requires that permanent financial reporting tax differences relating to shareholder distributions be reclassified as short-term capital gains. Differences identified in the period ended December 31, 2001, have been reclassified among the components of net assets as follows:

--------------------------------------------------------------------------------
                                   Undistributed Net  Undistributed Net Realized
                         Capital   Investment Income       Gains and Losses
--------------------------------------------------------------------------------
Focus Fund              ($59,645)       $ 59,645               $     --
--------------------------------------------------------------------------------
Small Cap Fund           (13,446)         13,446                     --
--------------------------------------------------------------------------------
Large Cap Fund                --              --                     --
--------------------------------------------------------------------------------
Bank & Financial Fund     (4,321)          4,321                     --
--------------------------------------------------------------------------------

Other - The Funds record security transactions based on a trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities.

                               DIAMOND HILL FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares without par value. Transactions in capital shares were as follows for the year ended February 28, 2001, and ten months ended December 31, 2001 and the year ended February 28, 2001:

                                               Shares                           Amount
--------------------------------------------------------------------------------------------------
                                     12/31/01         2/28/01          12/31/01         2/28/01
--------------------------------------------------------------------------------------------------
Focus Fund - Class A
--------------------------------------------------------------------------------------------------
Issued                                  634,622        1,275,897     $  7,101,766     $ 12,826,547
--------------------------------------------------------------------------------------------------
Reinvested                               13,496              241          141,035            2,467
--------------------------------------------------------------------------------------------------
Redeemed                               (523,708)        (370,913)      (5,803,312)      (3,712,476)
--------------------------------------------------------------------------------------------------
Net Increase (Decrease)                 124,410          905,225        1,439,489        9,116,538
--------------------------------------------------------------------------------------------------
Focus Fund - Class C
--------------------------------------------------------------------------------------------------
Issued                                  185,367           30,546        2,108,497          355,099
--------------------------------------------------------------------------------------------------
Reinvested                                3,163               --           32,835               --
--------------------------------------------------------------------------------------------------
Redeemed                                (11,764)              --         (125,530)              --
--------------------------------------------------------------------------------------------------
Net Increase (Decrease)                 176,766           30,546        2,015,802          355,099
--------------------------------------------------------------------------------------------------
Small Cap Fund - Class A
--------------------------------------------------------------------------------------------------
Issued                                  445,210          147,151        5,031,428        1,618,702
--------------------------------------------------------------------------------------------------
Reinvested                                8,767               --          105,948               --
--------------------------------------------------------------------------------------------------
Redeemed                               (168,481)              --       (1,989,849)              --
--------------------------------------------------------------------------------------------------
Net Increase (Decrease)                 285,496          147,151        3,147,527        1,618,702
--------------------------------------------------------------------------------------------------
Small Cap Fund - Class C
--------------------------------------------------------------------------------------------------
Issued                                  102,234            1,770        1,188,420           20,000
--------------------------------------------------------------------------------------------------
Reinvested                                1,916               --           22,998               --
--------------------------------------------------------------------------------------------------
Redeemed                                   (805)              --          (10,172)              --
--------------------------------------------------------------------------------------------------
Net Increase (Decrease)                 103,345            1,770        1,201,246           20,000
--------------------------------------------------------------------------------------------------
Large Cap Fund - Class A
--------------------------------------------------------------------------------------------------
Issued                                  282,864               --        2,666,087               --
--------------------------------------------------------------------------------------------------
Reinvested                                  237               --            2,389               --
--------------------------------------------------------------------------------------------------
Redeemed                                 (6,647)              --          (64,938)              --
--------------------------------------------------------------------------------------------------
Net Increase (Decrease)                 276,454               --        2,603,538               --
--------------------------------------------------------------------------------------------------
Large Cap Fund - Class C
--------------------------------------------------------------------------------------------------
Issued                                   26,036               --          233,859               --
--------------------------------------------------------------------------------------------------
Reinvested                                   --               --               --               --
--------------------------------------------------------------------------------------------------
Redeemed                                     --               --               --               --
--------------------------------------------------------------------------------------------------
Net Increase (Decrease)                  26,036               --          233,859               --
--------------------------------------------------------------------------------------------------
Bank & Financial Fund - Class A
--------------------------------------------------------------------------------------------------
Issued                                  628,270          389,767        8,596,766        4,015,261
--------------------------------------------------------------------------------------------------
Reinvested                                   --               --               --               --
--------------------------------------------------------------------------------------------------
Redeemed                               (694,266)        (397,725)      (9,528,327)      (3,852,004)
--------------------------------------------------------------------------------------------------
Net Increase (Decrease)                 (65,996)          (7,958)        (931,561)         163,257
--------------------------------------------------------------------------------------------------
Bank & Financial Fund - Class C
--------------------------------------------------------------------------------------------------
Issued                                    3,842            3,930           45,931           44,805
--------------------------------------------------------------------------------------------------
Reinvested                                   --               --               --               --
--------------------------------------------------------------------------------------------------
Redeemed                                 (5,759)            (579)         (74,994)          (5,408)
--------------------------------------------------------------------------------------------------
Net Increase (Decrease)                  (1,917)           3,351          (29,063)          39,397
--------------------------------------------------------------------------------------------------

                               DIAMOND HILL FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2001
--------------------------------------------------------------------------------

INVESTMENT TRANSACTIONS

For the ten months ended December 31, 2001, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) were as follows:

-------------------------------------------------------------
                               PURCHASES             SALES
-------------------------------------------------------------
Focus Fund                     $9,914,047          $7,717,824
-------------------------------------------------------------
Small Cap Fund                 5,032,2634           1,305,878
-------------------------------------------------------------
Large Cap Fund                  2,548,484             220,359
-------------------------------------------------------------
Bank & Financial Fund           5,871,276           8,312,193
-------------------------------------------------------------

The U.S. Federal income tax basis of the Funds' investments may differ from cost for financial reporting purposes. These differences are due to losses recognized for financial reporting purposes in excess of U.S. Federal income tax reporting. As of December 31, 2001, the aggregate total cost of investments for U.S. Federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) were as follows:

--------------------------------------------------------------------------------
                                                                  Net unrealized
                        Cost basis of    Unrealized    Unrealized   appreciation
                          investments  appreciation  depreciation (depreciation)
--------------------------------------------------------------------------------
Focus Fund                $11,096,201    $1,262,826    ($ 772,635)    $  490,191
--------------------------------------------------------------------------------
Small Cap Fund              5,993,424       852,118      (258,984)       593,134
--------------------------------------------------------------------------------
Large Cap Fund              2,958,231       224,678       (46,936)       177,742
--------------------------------------------------------------------------------
Bank & Financial Fund      11,363,421     2,159,662       (64,241)     2,095,421
--------------------------------------------------------------------------------

INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Focus Fund, Small Cap Fund, and Large Cap Fund each Each Fund receives investment management and advisory services from Diamond Hill Capital Management, Inc. (formerly Heartland Advisory Group, Inc.) ("DHCMI") the "Adviser"under management agreements that provide for fees to be paid at an annual rate of 0.90%, 0.80%, and 0.70%, and 1.00% of the Funds' average daily net assets for the Focus Fund, Small Cap Fund, Large Cap Fund, and Bank & Financial Fund, respectively. The Bank & Financial Fund receives investment management and advisory services from Diamond Hill Securities, Inc. (formerly Banc Stock Financial Services, Inc.) ("DHSI") under a management agreement that provides for fees to be paid at an annual rate of 1.00% of the Funds average daily net assets. Prior to July 2, 2001, the Focus Fund, Small Cap Fund, and Bank & Financial Fund paid their respective Aadviser at an annual rate of 1.00% of the Funds' average daily net assets. After the initial two years, the advisory agreements are subject to an annual approval by the Board. In addition, each Fund has entered into an administrativeon services agreement with the Adviser whereby their respective investment adviser Adviser is paid a fee at an annual rate of 0.45% of the Funds' average daily net assets. Prior to July 2, 2001, their respective investment Aadviser was paid at an annual rate of 0.50% of the Funds' average daily net assets. These administrative fees are used to pay most of the Funds' operating expenses except distribution, shareholder servicing, brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses. For the ten months ended December 31, 2001, the investment Aadvisers reimbursed $2,521, $2,521 $1,187, and $2,521 of trustee expenses on behalf of the Focus Fund, Small Cap Fund, Large Cap Fund, and Bank & Financial Fund, respectively. For this same time period, the investment Aadvisers paid all fees and expenses relating to non-interested person trustees, and will not seek reimbursement from the Funds.

DHSI The Adviser is a wholly-owned subsidiary of DHCMI, which is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc. (formerly The Banc Stock Group, Inc.). Diamond Hill Securities, Inc., (formerly Banc Stock Financial Services, Inc.) ("DHSI") is a full service NASD Broker-Dealer and Registered Investment Adviser, is a subsidiary of the Adviser. DHSI received $75,501, during the ten months ended December 31, 2001, from brokerage fees on executions of purchases and sales of the Funds' portfolio investments.

Pursuant to rule 12b-1 of the 1940 Act, each Fund has adoptedentered into a distribution plan (together, the "Plans") with Diamond Hill Securities, Inc., formerly known as Banc Stock Financial Services, Inc., (the "Distributor"). Under the Plans, Class

                               DIAMOND HILL FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2001
--------------------------------------------------------------------------------

A shares pay quarterly a distribution fee at an annual rate of 0.25% of Class A average daily net assets. Class C shares pay quarterly a distribution and shareholder-servicing fee at an annual rate of 0.75% and 0.25%, respectively, of Class C average daily net assets. These fees, which totaled $46,202 for the ten months ended December 31, 2001, compensate DHSI (the "Distributor") for the services it provides and for expenses borne by the Distributor under the Plans.

For the ten months ended December 31, 2001, the Distributor received $50,344 in sales commissions from the sales of the Funds' Class A shares. The Distributor also received $2,642 of contingent deferred sales charges relating to redemptions of Class C shares.

The Trust has agreements with Mutual Funds Service Co. to provide transfer agent, fund accounting and administrative services. The services to be provided under the agreements include day-to-day administration of matters related to the corporate existence of the Trust and its Funds (other than rendering investment advice), maintenance of records, preparation of reports, supervision of the Trust's arrangement with the custodian and assistance in the preparation of the Trust's registration statement under federal and state laws. Mutual Funds Service Co. is paid directly by each Fund's investment adviser under terms of the administrative services agreements.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of a fund, under
Section 2(a)(9) of the 1940 Act. As of December 31, 2001, there was one shareholder, who is not affiliated with the Trust in any capacity, that owned of record 32% of all outstanding shares of the Large Cap Fund.

CHANGE IN INDEPENDENT AUDITORS (UNAUDITED)

The Board determined on December 6, 2001 to engage Crowe Chizek as independent auditors for the fiscal year ending December 31, 2001. At the request of the Trust, McCurdy & Associates CPA's, Inc. ("McCurdy"), which had previously served as the Trusts' independent auditors, submitted its resignation as auditors on December 6, 2001. The audit reports of McCurdy on the financial statements as of and for the fiscal years ended February 29, 2000 and February 28, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audit of the fiscal years ended February 29, 2000 and February 28, 2001 and the subsequent interim period through December 6, 2001, there were no disagreements with McCurdy on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to the satisfaction of McCurdy would have caused McCurdy to make reference to the subject matter of the disagreement in connection with McCurdy's opinions. Additionally, there were no disagreements with McCurdy regarding any of these matters, either those resolved to their satisfaction or those not resolved to their satisfaction. None of the events listed in Item 304(a)(1)(v)(A) through (D) of Regulation S-K of the Securities and Exchange Commission occurred during the fiscal years ended February 29, 2000 and February 28, 2001 or the subsequent interim period from March 1, 2001 through December 6, 2001. During the fiscal years ended February 29, 2000 and February 28, 2001 and the subsequent interim period from March 1, 2001 through December 6, 2001, there was no consultation with Crowe Chizek regarding: (1) application of accounting principles to specified transactions, either completed or proposed, or the type of audit opinion that might be rendered on the Trusts' financial statements; or (2) any matter that was the subject to disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in paragraph 304(a)(1)(v) or Regulation S-K).

FEDERAL TAX INFORMATION (UNAUDITED)

At December 31, 2001, the Focus Fund and Bank & Financial Fund had unused capital loss carryforwards of $175,508 and $394,696, respectively, available to offset future gains, if any, for U.S. Federal income tax purposes. The capital loss carryforwards expire in 2009 and 2008, respectively.

TRUSTEES AND OFFICERS (UNAUDITED)

The Board of Trustees oversees the management of the Trust and the Funds and elects their officers. The officers are responsible for the Funds' day-to-day operations. The Board retains various companies to carry out the Funds' operations, including the investment adviser, custodian, transfer agent and others. The Board has the right, and the obligation, to terminate the

                               DIAMOND HILL FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2001
--------------------------------------------------------------------------------

Funds' relationship with any of these companies and to retain a different company if the Board believes it is in the shareholders' best interests. The Trustees' and officers' names, addresses, years of birth, positions held with the Trust, and length of service as a Diamond Hill Fund Trustee are listed below. Also included is each Board members principal occupation during, at least, the past five years. Those Trustees who are "interested persons", as defined in the 1940 Act, by virtue of their affiliation with the Trust are indicated by an asterisk (*).

----------------------------------------------------------------------------------------------------
NAME, ADDRESS 1 ,      POSITION AND             PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
AND YEAR OF BIRTH      LENGTH OF SERVICE 2
----------------------------------------------------------------------------------------------------
Roderick H. Dillon*    President and Trustee    President,   Chief  Executive  Officer  and   Chief
Year of Birth: 1956    since August 2000        Invesment   Officer  of   Diamond  Hill  Investment
                                                Group,  Inc.   (formerly   The  Banc  Stock  Group,
                                                Inc.), since May 2000;  Vice  President  of  Loomis,
                                                Sayles  &  Co.,   a  financial   services  company,
                                                from October  1997  to  April  2000;  President  and
                                                Chief   Investment  Officer  of   Dillion  Capital
                                                Management, an  investment  advisory  firm  acquired
                                                by  Loomis  Sayles  in  1997,  from  July  1993  to
                                                October 1997.
----------------------------------------------------------------------------------------------------
James F. Laird*        Treasurer,  Secretary,   Chief Financial  Officer of Diamond Hill Investment
Year of Birth: 1957    and Chief Financial      Group,  Inc. (formerly  The Banc  Stock Group, Inc.)
                       Officer since December   since  December  2001;  President  of  Diamond  Hill
                       2001                     Securities since July 2001; Vice President Corporate
                                                Strategy with Nationwide Insurance from January 2001
                                                to  July  2001;  Senior  Vice  President  Product
                                                Development with  Villanova  Capital  from  February
                                                1999  through  December  2000;  Vice  President  and
                                                General Manager with  Nationwide  Advisory  Services
                                                from  January  1995  through  February  1999,  and
                                                Treasurer with Nationwide Mutual Funds from January
                                                1995 through December 2000.
----------------------------------------------------------------------------------------------------
John M. Bobb           Trustee since            Director of Headwaters Group, a fine arts consulting
Year of Birth: 1941    October 1997             agency, 1994 to present.
----------------------------------------------------------------------------------------------------
George A. Skestos      Trustee since            President  of  Homewood  Corp.,   a   real   estate
Year of Birth: 1968    August 2000              development firm, since September 1999; Director  of
                                                the  Midland  Life  Insurance Co., since April 1998;
                                                Officer of Huntington Capital Corp., from April 1994
                                                to September 1997.
----------------------------------------------------------------------------------------------------
William P. Zox*        Trustee since            Investment  Analyst  with   Diamond   Hill  Capital
Year of Birth: 1967    August 2000              Management,  Inc.,  since January 2001; Partner with
                                                Schottenstein,  Zox, and  Dunn Co., LPA, a law firm,
                                                January  2000  to  December  2000;  Associate  with
                                                Schottenstein,  Zox,  and  Dunn  Co.,  LPA from July
                                                1993 to January 2000.
----------------------------------------------------------------------------------------------------

                               DIAMOND HILL FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2001
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
NAME, ADDRESS 1 ,      POSITION AND             PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
AND YEAR OF BIRTH      LENGTH OF SERVICE 2
----------------------------------------------------------------------------------------------------
Archie M. Griffin      Trustee since            Associate  Director  of  Athletics at The Ohio State
Year of Birth: 1954    June 2001                University  since  1994;  Director  of Abercrombie &
                                                Fitch,  Motorists  Insurance,  and  Ohio  Auto Club.
----------------------------------------------------------------------------------------------------

1    The address of each Trustee is 1105 Schrock Road, Suite 437,  Columbus,  OH
     43229.
2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.
* Roderick H. Dillon is deemed an "interested person" of the Trust by virtue of his position as President of Diamond Hill Capital Management, Inc., the Adviser of the Trust. James Laird is also deemed an "interested person" of the Trust by virtue of his position as President of Diamond Hill Securities, Inc., the Distributor of the Funds. William P. Zox is also deemed an "interested person" of the Trust by virtue of his position as an Investment Analyst with Diamond Hill Capital Management, Inc., the investment adviser of the Focus Fund, Small Cap Fund, and Large Cap Fund.

To the Shareholders and
Board of Trustees of
Diamond Hill Funds

We have audited the statements of assets and liabilities, including the schedules of investments, of the Diamond Hill Funds, comprising the Focus Fund, Small Cap Fund, Large Cap Fund and Bank and Financial Fund, as of December 31, 2001, and the related statements of operations and the statements of changes in net assets for the periods then ended, and the financial highlights for the periods ending December 31, 2001. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights of the Focus Fund, Small Cap Fund and Bank and Financial Fund (previously the Bank Stock Fund) for the periods ended February 28, 2001, were audited by other auditors whose report dated March 20, 2001, expressed an unqualified opinion thereon.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Diamond Hill Funds, as of December 31, 2001, the results of their operations and the changes in their net assets for the period then ended, and their financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America.


                                        Crowe, Chizek and Company LLP

Columbus, Ohio
January 30, 2002